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                                                                     EXHIBIT 4.3


                         [FORM OF FACE OF STOCK CERTIFICATE]

                              KAIRE INTERNATIONAL, INC.


Number                                                 Shares

KII-                                                   See Reverse For
                                                       Certain Definitions


This certifies that


is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                              KAIRE INTERNATIONAL, INC.

(hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of the Corporation's duly authorized officers.


Dated:                , 1998


     CHIEF EXECUTIVE OFFICER                           SECRETARY


Countersigned and Registered:
American Securities & Trust, Inc.


By:



Authorized Signature



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                        [FORM OF REVERSE OF STOCK CERTIFICATE]


                              KAIRE INTERNATIONAL, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common          UNIF GIFT MIN ACT _________ Custodian___
                                                         (Cust)          (Minor)

TEN ENT - as tenants by the entireties            under Uniform Gifts to Minors
                                                  Act

                                             -----------------------------

JT TEN - as joint tenants with right    UNIF TRF ACT___________ Custodian (until
                                        age__________)
       of survivorship and not as                          (Cust)
       tenants in common
                                        _____________under Uniform Transfer to
                                           (Minor)
                                        Minor Acts

                                        -------------------------------------
                                                             (State)


       Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please insert social security or other
  identifying number of assignee

[                 ]
                   ----------------------------------------------------------
       (Please print or type name and address, including zip code of assigned)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.



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DATED:                             X
      -------------------             ____________________________________


                                   X
                                      ____________________________________
                                   Notice: The signature(s) to this assignment must correspond with the names(s) as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever.



SIGNATURE GUARANTEED:    ----------------------------------------------------
                         The signature(s) should be guaranteed by an eligible guarantor institution (banks stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15